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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     June 7, 2006

                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)

          Ohio                   1-434               31-0411980
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   (State or other     (Commission File Number)    (IRS Employer
    jurisdiction of                                Identification
    incorporation)                                     Number)


            One Procter & Gamble Plaza, Cincinnati, Ohio       45202
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           (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code (513) 983-1100
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[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01  REGULATION FD DISCLOSURE

         On June 7, 2006, The Procter & Gamble Company (the "Company") confirmed previously announced sales and earnings guidance for the April to June quarter of fiscal year 2005/06. The Company stated that it continued to expect sales growth for the quarter of 20 percent to 24 percent and diluted earnings per share of $0.52 to $0.54. The Company also expects the components of guidance to remain in line with the previously disclosed ranges for the quarter.

         The Company announced that the release date of final results for the April to June quarter and for fiscal year 2005/06 is scheduled for August 2, 2006.

         The Company is furnishing this 8-K pursuant to Item 7.01, "Regulation FD Disclosure."

FORWARD LOOKING STATEMENTS

All statements, other than statements of historical fact included in this release, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) the ability to achieve business plans, including with respect to lower income consumers and growing existing sales and volume profitably despite high levels of competitive activity, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus; (2) the ability to successfully execute, manage and integrate key acquisitions and mergers, including (i) the Domination and Profit Transfer Agreement with Wella, and (ii) the Company's merger with The Gillette Company, and to achieve the cost and growth synergies in accordance with the stated goals of the Gillette transaction; (3) the ability to manage and maintain key customer relationships;
(4) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (5) the ability to successfully manage regulatory, tax and legal matters (including product liability, patent, and other intellectual property matters), and to resolve pending matters within current estimates; (6) the ability to successfully implement, achieve and sustain cost improvement plans in manufacturing and overhead areas, including the Company's outsourcing projects; (7) the ability to successfully manage currency (including currency issues in volatile countries), debt (including debt related to the Company's announced plan to repurchase shares of the Company's stock), interest rate and certain commodity cost exposures; (8) the ability to manage the continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, as well as any political and/or economic uncertainty and disruptions due to terrorist activities; (9) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products;
(10) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (11) the ability to successfully manage increases in the prices of raw materials used to make the Company's products; (12) the ability to stay close to consumers in an era of increased media fragmentation; and (13) the ability to stay on the leading edge of innovation. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PROCTER & GAMBLE COMPANY

                                   /s/ Steven W. Jemison
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                                   Steven W. Jemison, Secretary and
                                   Associate General Counsel
                                   June 8, 2006



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